UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2007

INTEGRATED MANAGEMENT INFORMATION, INC.
(Exact name of registrant as specified in its charter)

Colorado	333-133634	43-1802805
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)
221 Wilcox, Suite A, Castle Rock, Colorado 80104 (Address of principal executive offices)(Zip Code)
303-895-3002 (Registrant's telephone number, including area code)
N/A (Former name and former address, if changed since last report)

Item 9.01 Financial Statements and Exhibits

d.	Exhibits

99.1	Press Release dated August 14, 2007 reporting Second Quarter Financial Results
99.2	Script of Second Quarter Conference Call of August 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED MANAGEMENT INFORMATION, INC.

Date: August 15, 2007	By:	/s/ John Saunders
John Saunders
President